UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 25, 2006
Date of Report (Date of earliest event reported)
EMDEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE, DATED OCTOBER 25,2006
EX-99.2 ANNEX A TO EXHIBIT 99.1
EX-99.3 ANNEX B TO EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition
     On October 25, 2006, Emdeon Corporation issued a press release announcing its preliminary financial results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains Annex A to the press release, which provides reconciliations of non-GAAP financial measures to GAAP financial measures. Exhibit 99.3 to this Current Report contains Annex B to the press release, which is titled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.3 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     The information included in Exhibits 99.1 and 99.2 is preliminary. During Emdeon’s closing process and preparation of final consolidated financial statements and related notes, Emdeon may identify items that would require it to make adjustments to the preliminary results included in those exhibits.
     As previously announced, Emdeon and WebMD Health Corp., Emdeon’s 85.6% owned subsidiary, will release their respective financial results for the three months ended September 30, 2006 at approximately 4:00 pm (ET) on Thursday, November 2, 2006. The companies will host a conference call at 4:45 pm (ET) on that day to discuss those results. Investors can access the call via webcast at www.emdeon.com (in the About Emdeon section) or at www.wbmd.com (in the Investor Relations section) at that time. A replay of the call will be available at the same web addresses.
Item 8.01. Other Events
     On October 25, 2006, Emdeon Corporation announced that the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the previously announced sale of a 52% interest in its Emdeon Business Services segment (excluding the ViPS business) to an investment vehicle formed for purposes of the acquisition by General Atlantic LLC.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

The following exhibits are furnished herewith:

99.1	Press Release, dated October 25, 2006, regarding Emdeon Corporation’s release of preliminary results for the quarter ended September 30, 2006

99.2	Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures (Annex A to Exhibit 99.1)

99.3	Explanation of Non-GAAP Financial Measures (Annex B to Exhibit 99.1)

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION

Dated: October 25, 2006	By:	/s/ Lewis H. Leicher

Lewis H. Leicher
Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated October 25, 2006, regarding Emdeon Corporation’s release of preliminary results for the quarter ended September 30, 2006

99.2	Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures (Annex A to Exhibit 99.1)

99.3	Explanation of Non-GAAP Financial Measures (Annex B to Exhibit 99.1)